Discontinued Operations	12 Months Ended
Jan. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

(15) Discontinued Operations

On July 31, 2013, Layne completed the sale of its SolmeteX operation to a third party. Layne had previously announced its plans to sell substantially all of the assets of SolmeteX as part of its One Layne strategy. SolmeteX was previously reported as part of Water Resources. Pursuant to the sale agreement, Layne received $750,000 in preferred units of SolmeteX, LLC and received $10.6 million of cash on August 1, 2013. The preferred units have a 4% yield accruing daily, compounded quarterly on the unreturned capital and unpaid preferred yield. Layne valued the units at $0.4 million based on the redemption timeline and the stated yield. These preferred units were recorded at their valuation amount on the consolidated balance sheet as part of Other Assets. The gain on the sale of the assets was $8.3 million. This gain was included on the consolidated statement of operations as income from discontinued operations.

After weighing alternatives, during the second quarter of FY2013, Layne authorized the sale of the Energy division and entered into negotiations for the sale of substantially all of the Energy division assets to a third party. As of July 31, 2012, Layne considered the Energy division as a discontinued operation and reflected it as such retrospectively in the Consolidated Financial Statements. Layne recorded a loss of $32.6 million as of July 31, 2012, based on the difference between its carrying value as a continuing operation and the expected selling price, less costs to sell. The tax benefit related to this loss was $12.5 million.

On October 1, 2012, Layne completed the sale of all of the exploration and production assets of its Energy division for $15.0 million. No additional loss on disposal of the net assets was recognized. Pursuant to the sale agreement, Layne received $13.5 million at the time of the sale and received $1.5 million in October 2013 upon termination of an indemnification escrow fund that was established at the closing of the sale. The sale agreement provides for additional proceeds of $2.0 million contingent on natural gas futures prices exceeding $5.25 per MMBTU for five months out of any given six consecutive months occurring during the 36 months following closing. The amount will be recorded as additional proceeds if the conditions are met.

The financial results of discontinued operations include an accrual of $3.9 million recorded in the fourth quarter of FY2013 associated with certain litigation claims, related to the Energy division, which were retained by Layne.

On July 31, 2014, Layne sold Costa Fortuna, a component of Geoconstruction. The transaction was structured as the sale by Layne of all of the issued and outstanding shares of Holub, S.A., a Uruguay sociedad anonima, and its subsidiaries in exchange for $4.4 million. In conjunction with the transaction, Layne acquired certain equipment with an estimated value of $2.1 million by reducing the intercompany receivable owed by Costa Fortuna. The remaining intercompany receivable due from Costa Fortuna was assigned as part of the transaction in exchange for $1.3 million. The purchase price for the shares and a remaining intercompany receivable is payable in future years, beginning with the year ended December 31, 2015, based on 33.33% of Costa Fortuna’s income before income taxes for such year. The unpaid portion of the purchase price will accrue interest at the rate of 2.5% per annum. The unpaid balance of the purchase price, plus accrued interest, is due and payable to Layne on July 31, 2024 and will be recorded at present value of $2.7 million. The loss to Layne on the sale of the business was $38.3 million and was included on the consolidated statements of operations as a loss from discontinued operations during FY2015.

Prior to May 30, 2012 (date of acquisition of remaining 50% of Costa Fortuna), Layne accounted for Costa Fortuna using the equity method. As such, operations prior to May 30, 2012 were not included in discontinued operations.

The financial results of the three discontinued operations are as follows:

	Years Ended January 31,
(in thousands)	2014	2013	2012
Revenues	$42,449	$46,614	$27,128
Income (loss) before income taxes	4,391	(35,144)	2,083
Income tax (expense) benefit	(3,424)	14,411	(592)
Net income (loss) from discontinued operations	967	(20,733)	1,491

The major classes of assets and liabilities of Costa Fortuna were as follows:

	As of January 31,
(in thousands)	2014	2013
Major classes of assets
Cash	$171	$—
Accounts receivable	6,053	14,602
Inventory	4,813	3,015
Other current assets	6,556	11,280

Total current assets discontinued operations	17,593	28,897

Total other assets discontinued operations	38,250	43,986

Total major classes of assets discontinued operations	$55,843	$72,883

Major classes of liabilities
Accounts payable	$2,936	$1,622
Short-term borrowings	6,396	3,906
Other current liabilities	5,697	11,754

Total current liabilities discontinued operations	15,029	17,282

Other long term liabilities discontinued operations	1,186	9,075

Total major classes of liabilities of discontinued operations	$16,215	$26,357